February 1-3, 2023 Janney West Coast Bank CEO Forum

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of the Company's control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements include: the remaining effect of the COVID-19 pandemic, including on the Company's credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and remaining duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and labor shortages, and market liquidity, both nationally and in our market areas; expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities, including the proposed acquisition of Quantum Capital Corp. might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this press release or the documents they file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions they might make, because of the factors described above or because of other factors that they cannot foresee. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

• Financial data as of December 31, 2022 • Market data as of January 30, 2023 • Shares repurchased from February 19, 2013 to December 31, 2022 3 HomeTrust Bancshares, Inc. Overview $3.6B Assets NASDAQ: HTBI Headquarters: Asheville, NC $3.0B/$3.0B Loans/Deposits Founded: 1926 Locations: 32 108.9% Price to TBV Employees: 511 Market Cap: $419MM 15,673,595 Outstanding Shares TTM Average Daily Volume: 51,277 Shares Repurchased: 9,831,250 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking Wholesale Lending HELOCs Originated for Sale Indirect Auto FinTech Partnerships Lines of Business Franchise Highlights North Carolina ranked #1 on CNBC’s 2022 annual list of America’s Top States for Business Converted to stock form in July 2012 raising $211.6 million Experienced management team with extensive local market knowledge and M&A history Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years (2020 - 2022)

4 Footprint in attractive metro markets experiencing growth rates above the national average (See Page 8) Successful transition to a commercial bank (See Pages 5-6 & 9-13) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost Continued investments in technology to drive growth and improve the digital customer experience (See Pages 6 & 14-15) • Recent core banking system conversion to improve capabilities, including the ability to quickly integrate future FinTech partners (3rd partner recently integrated) • Continuing to invest in technology to enhance our digital capabilities Transformation efforts are driving improvements in profitability and our capital position (See Pages 17-21 & 32) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 16) $ Key Investment Highlights In July 2022, we announced the signing of a definitive merger agreement with Quantum Capital Corp., a $660 million bank holding company operating in the Atlanta metro area which has received regulatory and shareholder approval and is expected to close in mid-February 2023. The proposed merger will allow us to accelerate and enhance many of the key investment highlights above. Further information on the agreement and Quantum may be found in Appendix A.

5 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

6 Pre-Stock Conversion Retail / Consumer – Limited Offerings Mortgage – Old S&L Model Commercial – Very Limited Capabilities Stock Conversion July – Converted from mutual to stock form with focus on commercial banking Equipment Finance February – Launched line of business SBA Lending September – Launched line of business Mortgage Banking Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years New Commercial Origination Process December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets Consumer Banking New line of business consolidating Retail, Mortgage and Branch Operations Business Banking New line of business consolidating Business Bankers, Business Banking Branches and Investment Services Core System Conversion February – Converted to open architecture digital banking platform First FinTech Partnership – HELOCs Originated for Sale December – Launched line of business 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Additional FinTech Partnerships March – Purchased first C&I loan June – Purchased first consumer loan Digital Banking In-process – Online small business loan and deposit account opening Line of Business Expansion Pending merger with Quantum Capital Corp. will expand our SBA lending capabilities and grant access to new deposit origination channels

7 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

8 Geographic Expansion – Focus on High-Growth Markets HomeTrust branch (34) *Quantum branch (3) *Reflects the combined branch footprint after the closing of the Quantum merger Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.4% Population Growth 11.8% HH Income Growth Charlotte 5.8% Population Growth 14.7% HH Income Growth *Atlanta 4.7% Population Growth 14.2% HH Income Growth Greenville 4.7% Population Growth 12.6% HH Income Growth (2023 to 2028 Projected Changes) Knoxville 4.1% Population Growth 11.6% HH Income Growth

9 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

*Excludes PPP loans 10 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Commercial RE (NOO) Commercial RE (OO) Construction and Development Equipment Finance Other Commercial 1-4 Family HELOCs and Other Consumer 2016 2017 2018 2019 2020 2021 2022 12/31/22 (Dollars in thousands, by fiscal year) Total Loan Composition: 2016 - $1,763,113 2017 - $2,254,325 2018 - $2,416,885 2019 - $2,601,941 2020 - $2,598,685 2021 - $2,694,295 2022 - $2,768,634 12/31/22- $2,985,409 Loan Portfolio Transformation: Transition to a Commercial Bank

11 (Dollars in thousands, as of December 31, 2022) Portfolios to Highlight: Non-Owner Occupied CRE & Construction and Development $- $55,000 $110,000 $165,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Relationships: $6,707,000 $5,591,000 $5,258,000 $4,972,000 $4,483,000 Total - $27,011,000 (28.6% of the portfolio) $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 Construction and Development* Funded Balance Available Credit * Excludes loans to Residential Real Estate Builders with a funded balance of $140.6 million and available credit of $77.3 million.

12 Portfolios to Highlight: SBA Loans & Equipment Finance * Payments on SBA loans are required to be adjusted annually. HomeTrust most recently adjusted payments in both October 2022 and February 2023. ** These loans are included in the “Other Commercial” category on slide 10. Excludes loans held for sale and portions sold to outside investors. C&I 60% Retail 14% Other 12% Hotel 10% Healthcare 2% Office 2% SBA Portfolio* 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Classified SBA Loans Loan Balance % of Portfolio Total Balance $51.5 million** (Dollars in thousands, as of December 31, 2022) $- $20,000 $40,000 $60,000 $80,000 $100,000 Equipment Finance (“EF”) Composition 56% 44% EF Southeast Footprint Outside Southeast Southeast 70% 30% EF National Footprint East of Mississippi West of Mississippi

• Deposit balances as of fiscal year end; Cost of deposits are averages for the fiscal year 13 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Avg. Cost of Deposits $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Time Deposits Money Market/Savings Checking Accounts Deposit Portfolio 2018 2019 2020 2021 2022 12/31/22 (Dollars in thousands) Total Deposit Composition: 2018 - $2,196,253 2019 - $2,327,258 2020 - $2,785,756 2021 - $2,955,541 2022 - $3,099,761 12/31/22- $3,048,020 Move Towards Core Deposits

• The Zelle offering was launched during the quarter ended September 30, 2020 • Digital Banking Transfers includes both mobile and online banking 14 - 20,000 40,000 60,000 80,000 $45,000 $120,000 $195,000 $270,000 $345,000 June '20 June '21 June '22 Dec '22 Digital Banking Transfers Volume ($) Transactions (Dollars in thousands, single month activity) Digital Customer Experience 800,000 1,000,000 1,200,000 1,400,000 1,600,000 $15,000 $30,000 $45,000 $60,000 $75,000 June '20 June '21 June '22 Dec '22 Debit Card Volume ($) Transactions - 1,000 2,000 3,000 4,000 $15,000 $30,000 $45,000 $60,000 $75,000 June '20 June '21 June '22 Dec '22 Remote Capture Volume ($) Transactions - 15,000 30,000 45,000 $- $5,000 $10,000 $15,000 $20,000 $25,000 June '20 June '21 June '22 Dec '22 Bill Payment Volume ($) Transactions - 15,000 30,000 45,000 60,000 75,000 $- $4,000 $8,000 $12,000 June '20 June '21 June '22 Dec '22 ATM Volume ($) Transactions 2,000 4,000 6,000 8,000 10,000 12,000 $- $2,000 $4,000 $6,000 June '20 June '21 June '22 Dec '22 Mobile Deposit Volume ($) Transactions - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 $- $1,000 $2,000 $3,000 June '20 June '21 June '22 Dec '22 Digital Payment with Zelle Volume ($) Transactions

15 • Core banking system (2020 conversion) intentionally selected for its open architecture to quickly integrate future FinTech partnerships • Integrated 2nd FinTech partner in March 2022 focused on small business lending • Integrated 3rd FinTech partner in June 2022 focused on consumer lending • Integrated Blend mortgage platform in September 2021 • Offers an advanced digital option, allowing customers to complete applications on any mobile device • Immediate efficiencies in documentation gathering and verification processes • Continuing to invest in technology to enhance the digital experience, including the application of the knowledge gained from our collaboration with the Fintech partners referenced above Digital Customer Experience (Continued)

* Includes $6 million charge-off for one commercial relationship. Excluding that charge-off, the Bank had net recoveries of $669,000. ** Reflects the adoption of CECL on July 1, 2020. 16 -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $(1,000) $1,000 $3,000 $5,000 $7,000 2019* 2020 2021 2022 12/31/22 Net Charge-Offs (“NCO”) and NCO to Average Loans Net Charge-Offs (Recoveries) NCO/Avg. Loans 0.00% 0.50% 1.00% 1.50% $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 2020 2021** 2022 12/31/22 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.20% 0.30% 0.40% 0.50% 2019 2020 2021 2022 12/31/22 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 2019 2020 2021** 2022 12/31/22 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands, by fiscal year) Strong Asset Quality and Credit Discipline

17 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 12/31/22 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands, by fiscal year) 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 12/31/22 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 12/31/22 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 12/31/22 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

• 11th Buyback was approved on February 28, 2022 • First dividend declared November 2018 18 0% 5% 10% 15% 20% 25% 30% 35% $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2019 2020 2021 2022 2023 Annualized Cash Dividends Dividend Dividend Payout Ratio (By fiscal year) 0% 20% 40% 60% 80% 100% 120% 140% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2019 2020 2021 2022 12/31/22 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through September 2022 45.4% 9,831,250 $203,586,000 $20.71 Shares remaining to be repurchased under most recent buyback plan 266,639 No shares were repurchased during the six months ended December 31, 2022 Total repurchased and authorized 10,097,889

19 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 2020 2021 2022 2023 Annualized Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2019 2020 2021 2022 2023 Annualized Adjusted Return on Assets (Dollars in thousands, by fiscal year) September 30, 2022 Change in Interest Rates in Basis Points Present Value Equity PVE Ratio (%)Amount ($) Change ($) Change (%) + 400 1,023,245 134,849 15 31 + 300 998,860 110,464 12 30 + 200 969,336 80,940 9 29 + 100 933,418 45,022 5 27 Base 888,396 - - 26 - 100 798,325 (90,071) (10) 23 -200 661,106 (227,291) (26) 18 55% 60% 65% 70% 75% 2019 2020 2021 2022 12/31/22 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Non-GAAP Disclosure Appendix

20 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2019 2020 2021 2022 2023 Annualized Adjusted Noninterest Income Adjusted Noninterest Income % of Total Assets Service charges on deposits Loan income and fees Gain on sale of loans held for sale BOLI income Operating lease income Other $- $5,000 $10,000 $15,000 $20,000 Adjusted Noninterest Income Composition 2018 2019 2020 2021 2022 2023 Annualized (Dollars in thousands, by fiscal year) Noninterest Income See Appendix B – Non-GAAP Reconciliation

21 • Mortgage Banking – 1-4 family and jumbo loans for sale • Began selling pools of jumbo mortgages in FY 2022 • Sold $203.9 million, $406.5 million, $263.0 million, and $28.2 million in loans over fiscal years 2020, 2021, 2022 and 2023 (2 quarters) • HELOCs Originated for Sale • Loans originated in HTB’s name, sourced through a third party FinTech • Sold $71.1 million, $110.8 million, $120.0 million, and $64.2 million in loans over fiscal years 2020, 2021, 2022 and 2023 (2 quarters) • SBA Lending – origination of SBA 7(a) and USDA B&I loans, selling the guaranteed portion • Sold $38.1 million, $66.1 million, $54.7 million, $20.3 million in loans (guaranteed portion) over fiscal years 2020, 2021, 2022 and 2023 (2 quarters) • Brought servicing in-house on July 1, 2021, which was expected to increase annual pre-tax income by $1.2 million • Indirect auto loans originated for sale • Loans originated in HTB’s name, sourced through third parties • Sold first loan pool in FY 2022 totaling $11.5 million (Dollars in thousands, by fiscal year) Noninterest Income: Gain on Sale of Loans Held for Sale $- $3,000 $6,000 $9,000 $12,000 Mortgage Banking HELOCs SBA Lending Indirect Auto Loans Gain on Sale of Loans Held for Sale 2019 2020 2021 2022 2023 Annualized

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer / Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 22

23 Accelerated Shareholder Value Creation HomeTrust’s Transition to High Performing Market Expansion 20%+ EPS Accretion Expanded SBA Footprint A unique opportunity for HomeTrust to expand its franchise and meaningfully enhance its profitability New Deposit Line of Business “You can’t cross a chasm in two small jumps” ~ David Lloyd George Appendix A – Announced Merger with Quantum Capital Corp. on July 25, 2022

24 Strategic Rationale for Transaction HomeTrust explores opportunistic merger partners, specifically those that will leverage our infrastructure and lines of business to accelerate earnings growth and value creation for our shareholders. Below we have evaluated our merger with Quantum against the internal screening criteria previously established: • Commercial bank focused on small business lending ➢ Commercial product mix consistent with HomeTrust, with a limited consumer portfolio ➢ SBA Preferred Lender, supplementing HomeTrust’s SBA loan production capabilities • Geographic footprint within or adjacent to our current footprint, in an attractive, growing market ➢ The Atlanta market is one of the most desirable markets in the Southeast ➢ Atlanta is the same distance from Asheville (headquarters) as Raleigh, our current furthest location • Similar strategy to HomeTrust’s de novo model in metropolitan markets ➢ Employs a “branch lite” model ➢ Efficient franchise, operating three locations in the Atlanta market • Business line expansion ➢ Opens new deposit origination channels for HomeTrust through Quantum’s homeowners association relationships

25 • Earnings accretion of 10% or more ➢ Earnings per share (“EPS”) accretion of 20%+ after the full realization of cost savings ➢ Driven by Quantum’s profitability rather than significant expense reductions • Dilution earnback period of three years or less ➢ Tangible book value per share (“TBVPS”) earnback period of approximately 2.5 years using the cross-over method • Minimal dilution to tangible book value ➢ Dilution of approximately 7.5% to TBVPS is outside our screening criteria; however, we concluded that the superior EPS accretion, short TBVPS earnback period and significant acceleration of our strategic profitability goals more than outweighed the dilution ➢ Opportunity to leverage excess capital while achieving above market returns • Shared values ➢ Strong local management team with similar culture and leadership styles ➢ Commitment to strong credit quality and customer service Strategic Rationale for Transaction (Continued)

1 Financial highlights as of and for the year ended December 31, 2022 2 Ratios have been tax adjusted Source: S&P Capital IQ Pro 26 Market Highlights Total Assets $663.9M Gross Loans $579.5M Total Deposits $589.1M Financial Highlights1 Balance Sheet ROA2 2.07% ROE2 29.33% NIM 4.70% Efficiency Ratio 43.8% Average annual SBA income of $2.7M over the past four years Profitability NPAs/Assets 0.00% LLR/Loans 1.03% Net recoveries of $53,000 over the past five years Asset Quality Quantum Highlights The Atlanta MSA boasts over 6.1 million residents, which is in the top 10 nationally, and projected population growth over the next 5 years of more than 5%. The median household income of the Atlanta MSA is ~$80,000. Georgia’s business climate has been ranked #1 in the nation for eight consecutive years by Site Selection, and Area Development ranked Georgia the top state for doing business for the seventh year in a row. Additional Details on Quantum • Consistently ranked as one of Georgia’s most profitable banks • Ranked #1 in Demarest Strategy Group’s Georgia “All Stars” 3/31/22 list • Ranked #2 in Performance Trust’s Q1 2022 overall rankings of Georgia banks • Generated the 3rd highest volume of SBA 7a loans in Georgia in 2021 • 5 stars rating per BauerFinancial, Inc.

* Guarantees are in place for $53.6 million of the outstanding SBA balance 27 Additional Details on Quantum – Loan Portfolio Composition as of 12/31/22 Acquisition & Development $17,547,528 CRE $302,024,475 Residential - Construction $47,508,304 Residential - Permanent $80,078,606 C&I $32,326,877 SBA* $96,799,427 Other $3,260,237 Overall Loan Portfolio (Total of $579,545,455) C-Stores 17% Hotels 13% Industrial 7% LOC 4%Multifamily 6% Office 15% Retail 25% Other 13% CRE Portfolio 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 40,000,000 45,000,000 50,000,000 Hotels C-Stores Other Retail SBA Portfolio O/S Balance Guaranteed Portion

28 Consideration & pricing Fixed HTBI shares issued of 1,374,646 Fixed cash consideration of $33.0 million 51% stock / 49% cash Closing Anticipate closing in the first quarter of calendar year 2023 (third quarter of fiscal year 2023) Pro forma ownership 91.9% HTBI / 8.1% Quantum Cost savings 24.0% of Quantum’s noninterest expense (phased in at 25% in fiscal year 2023 and 100% in fiscal year 2024) Core Conversion Expected in March 2023 Transaction expenses $6.1 million pre-tax (9.0% of deal value) Gross credit marks 1.00% of Quantum’s loan portfolio ($5.5 million) (71.3% Non-PCD credit mark, Day 2 CECL allowance of $3.9 million) Interest rate mark on loans 1.87% of gross loans ($10.29 million) Core deposit intangible 1.25% of non-time deposits (excluding municipal deposits) Other purchase accounting marks Write up of various other assets and liabilities of $2.6 million Deal Metrics1 Deal Value $67.6M Price / TBV 153% Price / 2023 Earnings2 6.0x Premium / Core Deposits 5.1% Leadership Dr. Neelagaru, Quantum’s founder and largest stockholder, to join HomeTrust’s Board of Directors at closing. Quantum’s CEO, Bryan Cohen, to join HomeTrust as the Georgia Market President. Transaction Assumptions & Metrics 1 Based on the HTBI stock price of $25.16 as of July 22, 2022 2 HTBI’s expected 2023 earnings for Quantum

Fiscal 2021 Fiscal 2022 Fiscal YTD Q2 20231 Total assets $3,524,723 $3,549,204 $3,647,015 Gross loans $2,733,267 $2,769,295 $2,985,623 Deposits $2,955,541 $3,099,761 $3,048,020 Adjusted dilutive EPS3 $2.06 $2.23 $1.44 Adjusted ROA3 0.92% 1.01% 1.26% Adjusted efficiency ratio3 74.08% 69.25% 59.36% Adjusted ROATCE3 9.06% 9.62% 11.74% 1 Annualized where applicable 2 Does not include the impact of purchase accounting adjustments related to the merger 3 See Appendix B – Non-GAAP Reconciliation 29 HomeTrust’s efforts to expand product lines and focus on profitability have generated positive momentum as demonstrated below; however, the opportunity to acquire Quantum allows the Company to catapult shareholder value to levels not easily achievable through organic growth. Further Accelerating Shareholder Value Creation Pro Forma Fiscal YTD Q2 20232 $4,311,000 $3,565,000 $3,637,000 $1.80 1.42% 56.08% 14.12% Addition of

30 Earnings (GAAP) 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Net income 13,658$ 9,199$ 6,025$ 8,023$ 11,078$ Earnings per share (EPS) - diluted 0.90$ 0.60$ 0.39$ 0.51$ 0.68$ Return on assets (ROA) 1.54% 1.02% 0.68% 0.92% 1.24% Return on equity (ROE) 13.37% 9.25% 6.19% 8.15% 11.02% Net interest margin (tax-equivalent) 4.56% 4.13% 3.53% 3.39% 3.33% Loan Growth 1 Net Loan Growth: $ Growth 117,840$ 98,488$ 75,545$ 23,637$ 1,538$ % Growth (annualized) 16.44% 14.23% 8.64% 3.57% 0.23% Loan Originations: Commercial portfolio 183,340$ 169,272$ 226,808$ 206,856$ 201,509$ Retail portfolio 127,134 121,673 102,174 94,528 68,925 Loans originated for sale 66,582 67,112 88,229 101,254 136,875 Total Originations 377,056$ 358,057$ 417,211$ 402,638$ 407,309$ Asset Quality Total assets 3,647,015$ 3,555,186$ 3,549,204$ 3,541,785$ 3,502,819$ Nonperforming assets to total assets 0.17% 0.20% 0.18% 0.16% 0.18% Classified assets to total assets 0.50% 0.54% 0.61% 0.61% 0.65% Appendix B – Quarterly Highlights 1. Excludes PPP loans and purchased HELOCs

31 Appendix B – Quarterly Highlights (Continued) • Per Piper Sandler “4Q2022 Earnings Release Summary Metrics & Calendar”, dated January 26, 2023 As of or for the quarter ended 12/31/22 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 7.5% 10.6% 3.1% AOCI / Tangible Common Equity -22.0% -1.0% 21.0% Net Interest Margin 3.57% 4.56% 0.99% QoQ Change in Net Interest Margin 10 bps 43 bps 33 bps Cost of Deposits 84 bps 47 bps (37 bps) QoQ Change in Cost of Funds 42 bps 29 bps (13 bps) Core Return on Assets 1.30% 1.44% 0.14% QoQ Change in Core Return on Assets (2 bps) 37 bps 39 bps QoQ Change in Earnings per Share 12.0% 32.4% 20.4%

32 3.33% 3.39% 3.53% 4.13% 4.56% 3.25% 3.33% 3.51% 4.14% 4.58% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Net Interest Margin Reported Core • Core net interest margin excludes accretion income and PPP and other loan fees Appendix B – Qtrly Net Interest Margin

33 Set forth is a reconciliation to GAAP of our efficiency ratio: Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: 6 Months Ended (Dollars in thousands) 12/31/2022 6/30/2022 6/30/2021 6/30/2020 6/30/2019 Noninterest expense 52,165$ 105,184$ 131,182$ 97,129$ 90,134$ Less: merger expenses (724) - - - - Less: branch closure and restructuring expenses - - (1,513) - - Less: officer transition agreement expense - (1,795) - - - Less: prepayment penalties on borrowings - - (22,690) - - Noninterest expense - adjusted 51,441$ 103,389$ 106,979$ 97,129$ 90,134$ Net interest income 72,065$ 110,774$ 103,322$ 104,104$ 106,831$ Plus: tax equivalent adjustment 574 1,231 1,267 1,190 1,173 Plus: noninterest income 15,852 39,196 39,821 30,332 22,940 Less: gain on sale of debt securities available for sale - (1,895) - - - Less: gain on sale of equity securities (721) - - - - Less: (gain) loss on sale of premises and equipment (1,115) 87 - - - Net interest income plus noninterest income - adjusted 86,655$ 149,393$ 144,410$ 135,626$ 130,944$ Efficiency ratio 59.33% 70.14% 91.64% 72.25% 69.46% Efficiency ratio - adjusted 59.36% 69.25% 74.08% 71.62% 68.83% 12 Months Ended (Dollars in thousands) 12/31/2022 6/30/2022 6/30/2021 6/30/2020 6/30/2019 Total stockholder's equity 410,155$ 388,845$ 396,519$ 408,263$ 408,896$ Less: goodwill, core deposit intangibles, net of taxes (25,663) (25,710) (25,902) (26,468) (27,562) Tangible book value 384,492$ 363,135$ 370,617$ 381,795$ 381,334$ Common shares outstanding 15,673,595 15,591,466 16,636,483 17,021,357 17,984,105 Book value per share 26.17$ 24.94$ 23.83$ 23.99$ 22.74$ Tangible book value per share 24.53$ 23.29$ 22.28$ 22.43$ 21.20$ HomeTrust Bancshares, Inc. share price 24.17$ 25.00$ 27.90$ 16.00$ 25.14$ Price to tangible book value 98.5% 107.3% 125.2% 71.3% 118.6% As of Appendix B – Non-GAAP Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States (“GAAP”), this document contains certain non- GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income (loss), EPS, and ROA as adjusted to exclude adjustments for changes in tax law, merger expenses, branch closure/restructuring expenses, prepayment penalties on borrowings, gain on sale of debt securities available for sale, gain on sale of equity securities, gain (loss) on sale of premises and equipment, and officer transition agreement expense; and return on average tangible common equity. Management has presented the non-GAAP financial measures in this document because it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

34 Set forth below is a reconciliation to GAAP net income, EPS, ROA, ROE, and ROATCE as adjusted to exclude certain state tax expense, adjustments for the change in federal tax law, merger expenses, gain on sale of equity securities, gains (losses) on sale of premises and equipment, branch closure and restructuring expenses, officer transition agreement expense, gain on the sale of debt securities available for sale, and prepayment penalties on borrowings: In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. Appendix B – Non-GAAP Reconciliation (Continued) 6 Months Ended (Dollars in thousands) 12/31/2022 6/30/2022 6/30/2021 6/30/2020 6/30/2019 Change in federal tax law adjustment -$ -$ -$ -$ (325)$ Merger expenses 724 - - - - Gain on sale of equity securities (721) - - - - Gain (loss) on sale of premises and equipment (1,115) 87 - - - Branch closure and restructuring expenses - - 1,513 - - Off icer transition agreement expense - 1,795 - - - Gain on sale of debt securities available for sale - (1,895) - - - Prepayment penalty on borrow ings - - 22,690 - - Total adjustments (1,112) (13) 24,203 - (325) Less: tax effect 261 24 (5,688) - - Total adjustments, net of tax (851) 11 18,515 - (325) Net income (GAAP) 22,857 35,653 15,675 22,783 27,146 Adjusted net income (non-GAAP) 22,006$ 35,664$ 34,190$ 22,783$ 26,821$ Average shares outstanding - basic 15,008,092 15,516,173 16,078,066 16,729,056 17,692,493 Average shares outstanding - diluted 15,145,701 15,810,409 16,495,115 17,292,239 18,393,184 Basic EPS (GAAP) 1.51$ 2.27$ 0.96$ 1.34$ 1.52$ Non-GAAP adjustment (0.06) 0.00 1.15 - 0.00 Adjusted basic EPS (non-GAAP) 1.45$ 2.27$ 2.11$ 1.34$ 1.52$ Diluted EPS (GAAP) 1.50$ 2.23$ 0.94$ 1.30$ 1.46$ Non-GAAP adjustment (0.06) 0.00 1.12 - 0.00 Adjusted diluted EPS (non-GAAP) 1.44$ 2.23$ 2.06$ 1.30$ 1.46$ Average assets 3,555,206$ 3,537,915$ 3,698,394$ 3,591,076$ 3,396,896$ Average equity 400,447$ 396,233$ 403,510$ 411,447$ 409,820$ ROA (GAAP) 1.28% 1.01% 0.42% 0.63% 0.80% Non-GAAP adjustment -0.02% 0.00% 0.50% 0.00% -0.01% Adjusted ROA (non-GAAP) 1.26% 1.01% 0.92% 0.63% 0.79% ROE (GAAP) 11.32% 9.00% 3.88% 5.54% 6.62% Non-GAAP adjustment -0.21% 0.00% 4.59% 0.00% -0.08% Adjusted ROE (non-GAAP) 11.11% 9.00% 8.47% 5.54% 6.54% Average equity 400,447$ 396,233$ 403,510$ 411,447$ 409,820$ Less: average goodw ill, core deposit intangible, net of taxes (25,687) (25,793) (26,162) (26,994) (28,328) Average tangible book value 374,760$ 370,440$ 377,348$ 384,453$ 381,492$ ROATCE 11.74% 19.25% 18.12% 11.85% 14.06% 12 Months Ended